                                                                    Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an application to determine eligibility of a Trustee pursuant to section 305(b) (2)

                               NATIONAL CITY BANK
               (Exact name of Trustee as specified in its charter)

                                   34-0420310
                      (I.R.S. Employer Identification No.)

                   1900 East Ninth Street
                   Cleveland, Ohio                       44114
                   (Address of principal executive     (zip code)
                   offices)

                   David L. Zoeller
                   Senior Vice President and General Counsel
                   National City Corporation
                   1900 East Ninth Street
                   Cleveland, Ohio 44114
                   (216) 575-9313
                   (Name, address and telephone number of agent for service)

                                   ----------
                                MANOR CARE, INC.
               (Exact name of obligor as specified in its charter)

              DELAWARE                                       34-1687107
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                      Identification No.)


        333 N. Summit Street
        Toledo, Ohio                                         43604-2617
      (Address of principal executive offices)               (Zip Code)

                           6.25% Senior Notes due 2013
                       (Title of the Indenture securities)

                       TABLE OF ADDITIONAL CO-REGISTRANTS

                                                                                                        (PRIMARY
                                                       (STATE OR OTHER                                  STANDARD
                                                       JURISDICTION OF                                  INDUSTRIAL
 (EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      INCORPORATION OR       (I.R.S. EMPLOYER        CLASSIFICATION
              ITS CHARTER)                              ORGANIZATION)         IDENTIFICATION NO.)      CODE NUMBER)
---------------------------------------------------    ----------------       -------------------     ---------------
AMERICAN HOSPITAL BUILDING CORPORATION                     Delaware                52-0985621              8051

AMERICANA HEALTHCARE CENTER OF PALOS TOWNSHIP,             Illinois                53-1352950              8051
INC.

AMERICANA HEALTHCARE CORPORATION OF GEORGIA                 Georgia                37-1087694              8051

AMERICANA HEALTHCARE CORPORATION OF NAPLES                  Florida                37-1087695              8051

ANCILLARY SERVICES MANAGEMENT, INC.                          Ohio                  34-163874               5999

ANCILLARY SERVICES, LLC                                    Delaware                52-2166500              8049

ANNANDALE ARDEN, LLC                                       Delaware                52-2111069              8059

BAILY NURSING HOME, INC.                                 Pennsylvania              23-1674218              8051

BAINBRIDGE ARDEN, LLC                                      Delaware                52-2098028              N/A

BATH ARDEN, LLC                                            Delaware                52-2099206              N/A

BINGHAM FARMS ARDEN, LLC                                   Delaware                52-2106495              N/A

BIRCHWOOD MANOR, INC.                                      Michigan                38-1719951              8051

BLUE RIDGE REHABILITATION SERVICES, INC.                   Virginia                54-1508699              8049

BOOTH LIMITED PARTNERSHIP                                   Florida                37-1080797              8059

CANTERBURY VILLAGE, INC.                                   Michigan                38-2032536              8051

CHARLES MANOR, INC.                                        Maryland                52-0902287              8051

CHESAPEAKE MANOR, INC.                                     Maryland                52-0902288              8051

CLAIRE BRIDGE OF ANDERSON, LLC                             Delaware                39-1973297              8059

CLAIRE BRIDGE OF AUSTIN, LLC                               Delaware                39-1973318              8059

CLAIRE BRIDGE OF KENWOOD, LLC                              Delaware                39-1973322              8059

CLAIRE BRIDGE OF SAN ANTONIO, LLC                          Delaware                39-1973324              N/A

CLAIRE BRIDGE OF SUSQUEHANNA, LLC                          Delaware                39-1973366              8059

CLAIRE BRIDGE OF WARMINSTER, LLC                           Delaware                39-1973327              8059

COLEWOOD LIMITED PARTNERSHIP                               Maryland                52-1335634              8059

COLONIE ARDEN, LLC                                         Delaware                52-2130894              6531

CRESTVIEW HILLS ARDEN, LLC                                 Delaware                52-2092155              6531

DEKALB HEALTHCARE CORPORATION                              Delaware                37-1019112              8051

                                                                                                        (PRIMARY
                                                       (STATE OR OTHER                                  STANDARD
                                                       JURISDICTION OF                                  INDUSTRIAL
 (EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      INCORPORATION OR       (I.R.S. EMPLOYER        CLASSIFICATION
              ITS CHARTER)                              ORGANIZATION)         IDENTIFICATION NO.)      CODE NUMBER)
---------------------------------------------------    ----------------       -------------------     ---------------

DEVON MANOR CORPORATION                                  Pennsylvania              23-2093337              8051

DISTCO, INC.                                               Maryland                52-0853907              6977

DIVERSIFIED REHABILITATION SERVICES, INC.                  Michigan                38-2690352              8049

DONAHOE MANOR, INC.                                      Pennsylvania              25-1147049              8051

EAST MICHIGAN CARE CORPORATION                             Michigan                38-1747681              8051

EXECUTIVE ADVERTISING, INC.                                Maryland                52-0912751              8051

EYE-Q NETWORK, INC.                                          Ohio                  34-1760305              8011

FIRST LOUISVILLE ARDEN, LLC                                Delaware                52-2092159              8059

FOUR SEASONS NURSING CENTERS, INC.                         Delaware                73-0783484              8051

FRESNO ARDEN, LLC                                          Delaware                52-2098630              6531

GENEVA ARDEN, LLC                                          Delaware                52-2124930              N/A

GEORGIAN BLOOMFIELD, INC.                                  Michigan                38-1982410              8051

GREENVIEW MANOR, INC.                                      Michigan                38-6062040              8051

HANOVER ARDEN, LLC                                         Delaware                52-2098633              8059

HCR HOME HEALTH CARE AND HOSPICE, INC.                       Ohio                  34-1787978              6719

HCR HOSPITAL HOLDING COMPANY, INC.                          Nevada                 92-2038485              6719

HCR HOSPITAL, LLC                                           Nevada                 91-2039256              8062

HCR INFORMATION CORPORATION                                  Ohio                  31-1494764              7338

HCR MANORCARE MEDICAL SERVICES OF FLORIDA, INC.             Florida                65-0666550              8011

HCR MANORCARE MESQUITE, L.P.                               Delaware                52-2229490              8062

HCR PHYSICIAN MANAGEMENT SERVICES, INC.                     Florida                58-2242001              8011

HCR REHABILITATION CORP.                                     Ohio                  34-1720345              6719

HCRA OF TEXAS, INC.                                          Texas                 74-2788668              8051

HCRC INC.                                                  Delaware                22-2784172              6719

HEALTH CARE AND RETIREMENT CORPORATION OF                    Ohio                  34-4402510              8051
AMERICA

HEARTLAND CAREPARTNERS, INC.                                 Ohio                  34-1838217              N/A

HEARTLAND EMPLOYMENT SERVICES, INC.                          Ohio                  34-1903270              7363

HEARTLAND HOME CARE, INC.                                    Ohio                  34-1787895              8082


                                                                                                        (PRIMARY
                                                       (STATE OR OTHER                                  STANDARD
                                                       JURISDICTION OF                                  INDUSTRIAL
 (EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      INCORPORATION OR       (I.R.S. EMPLOYER        CLASSIFICATION
              ITS CHARTER)                              ORGANIZATION)         IDENTIFICATION NO.)      CODE NUMBER)
---------------------------------------------------    ----------------       -------------------     ---------------

HEARTLAND HOME HEALTH CARE SERVICES, INC.                    Ohio                  34-1787967              8082

HEARTLAND HOSPICE SERVICES, INC.                             Ohio                  34-1788398              8082

HEARTLAND INFORMATION SERVICES, INC. (fka                    Ohio                  31-1488831              7338
Heartland Medical Information Services, Inc.)

HEARTLAND MANAGEMENT SERVICES, INC.                          Ohio                  34-1808700              8049

HEARTLAND REHABILITATION SERVICES OF FLORIDA, INC.          Florida                59-2504386              8049

HEARTLAND REHABILITATION SERVICES, INC.                      Ohio                  34-1280619              8049

HEARTLAND SERVICES CORP.                                     Ohio                  34-1760503              5912

HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT PHYSICAL         New Jersey               22-2137595              8049
THERAPY PROFESSIONAL ASSOCIATES, INC.

HGCC OF ALLENTOWN, INC.                                    Tennessee               23-2244532              8051

IN HOME HEALTH, INC.                                       Minnesota               41-1458213              8082

INDUSTRIAL WASTES, INC.                                  Pennsylvania              25-1264509              4953

IONIA MANOR, INC.                                          Michigan                38-1749970              8051

JACKSONVILLE HEALTHCARE CORPORATION                        Delaware                37-1069936              8051

JEFFERSON ARDEN, LLC                                       Delaware                52-2111068              N/A

KENSINGTON MANOR, INC.                                      Florida                59-1289690              8051

KENWOOD ARDEN, LLC                                         Delaware                52-2116657              N/A

KNOLLVIEW MANOR, INC.                                      Michigan                38-1724149              8051

LEADER NURSING AND REHABILITATION CENTER OF                Delaware                52-1462046              8051
BETHEL PARK, INC.

LEADER NURSING AND REHABILITATION CENTER OF                Maryland                52-1352949              8051
GLOUCESTER, INC.

LEADER NURSING AND REHABILITATION CENTER OF SCOTT          Delaware                52-1462056              8051
TOWNSHIP, INC.

LEADER NURSING AND REHABILITATION CENTER OF                Virginia                52-1363206              8051
VIRGINIA INC.

LINCOLN HEALTH CARE, INC.                                    Ohio                  34-1352822              8051

LIVONIA ARDEN, LLC                                         Delaware                52-2104704              N/A

MANOR CARE AVIATION, INC.                                  Delaware                52-1462072              4522

MANOR CARE OF AKRON, INC.                                    Ohio                  52-0970447              8051

MANOR CARE OF AMERICA, INC                                 Delaware                52-1200376              6519

MANOR CARE OF ARIZONA, INC.                                Delaware                52-1751861              8051

MANOR CARE OF ARLINGTON, INC.                              Virginia                52-1067426              8051


                                                                                                        (PRIMARY
                                                       (STATE OR OTHER                                  STANDARD
                                                       JURISDICTION OF                                  INDUSTRIAL
 (EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      INCORPORATION OR       (I.R.S. EMPLOYER        CLASSIFICATION
              ITS CHARTER)                              ORGANIZATION)         IDENTIFICATION NO.)      CODE NUMBER)
---------------------------------------------------    ----------------       -------------------     ---------------

MANOR CARE OF BOCA RATON, INC.                              Florida                52-1297340              8051

MANOR CARE OF BOYNTON BEACH, INC.                           Florida                52-1288882              8051

MANOR CARE OF CANTON, INC.                                   Ohio                  52-1019576              8051

MANOR CARE OF CENTERVILLE, INC                             Delaware                52-1933544              8051

MANOR CARE OF CHARLESTON, INC.                          South Carolina             52-1187059              8051

MANOR CARE OF CINCINNATI, INC.                               Ohio                  52-0943592              8051

MANOR CARE OF COLUMBIA, INC.                            South Carolina             52-0940578              8051

MANOR CARE OF DARIEN, INC.                                Connecticut              52-1934884              8051

MANOR CARE OF DELAWARE COUNTY, INC.                        Delaware                52-1916053              8051

MANOR CARE OF DUNEDIN, INC.                                 Florida                52-1252397              8051

MANOR CARE OF FLORIDA, INC.                                 Florida                52-1479084              8051

MANOR CARE OF HINSDALE, INC.                               Illinois                52-0970446              8051

MANOR CARE OF KANSAS, INC.                                 Delaware                52-1462071              8051

MANOR CARE OF KINGSTON COURT, INC.                       Pennsylvania              52-1314648              8051

MANOR CARE OF LARGO, INC.                                  Maryland                52-1065213              8051

MANOR CARE OF LEXINGTON, INC.                           South Carolina             52-1048770              8051

MANOR CARE OF MEADOW PARK, INC.                           Washington               52-1339998              8051

MANOR CARE OF MIAMISBURG, INC                              Delaware                52-1708219              8051

MANOR CARE OF NORTH OLMSTED, INC.                            Ohio                  52-0970448              8051

MANOR CARE OF PINEHURST, INC.                           North Carolina             52-1069744              8051

MANOR CARE OF PLANTATION, INC.                              Florida                52-1383874              8051

MANOR CARE OF ROLLING MEADOWS, INC.                        Illinois                52-1077856              8051

MANOR CARE OF ROSSVILLE, INC.                              Maryland                52-1077857              8051

MANOR CARE OF SARASOTA, INC.                                Florida                52-1252364              8051

MANOR CARE OF WILLOUGHBY, INC.                               Ohio                  52-0970449              8051

MANOR CARE OF WILMINGTON, INC.                             Delaware                52-1252362              8051

MANOR CARE OF YORK (NORTH), INC.                         Pennsylvania              52-1314645              8051

MANOR CARE OF YORK (SOUTH), INC.                         Pennsylvania              52-1314644              8051


                                                                                                        (PRIMARY
                                                       (STATE OR OTHER                                  STANDARD
                                                       JURISDICTION OF                                  INDUSTRIAL
 (EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      INCORPORATION OR       (I.R.S. EMPLOYER        CLASSIFICATION
              ITS CHARTER)                              ORGANIZATION)         IDENTIFICATION NO.)      CODE NUMBER)
---------------------------------------------------    ----------------       -------------------     ---------------

MANOR CARE PROPERTIES, INC.                                Delaware                52-2061834              8051

MANORCARE HEALTH SERVICES OF BOYNTON BEACH, INC.           Delaware                52-2055100              8051

MANORCARE HEALTH SERVICES OF NORTHHAMPTON COUNTY,        Pennsylvania              52-2004471              8051
INC.

MANORCARE HEALTH SERVICES OF VIRGINIA, INC.                Delaware                52-2002773              8051

MANORCARE HEALTH SERVICES, INC.                            Delaware                52-0886946              8051

MARINA VIEW MANOR, INC.                                    Wisconsin               39-1164707              8051

MEDI-SPEECH SERVICE, INC.                                  Michigan                38-2343280              8049

MEMPHIS ARDEN, LLC                                         Delaware                52-2098029              N/A

MESQUITE HOSPITAL, LLC                                     Delaware                52-2229486              8062

MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.               New Jersey               22-2575292              8049

MILESTONE HEALTH SYSTEMS, INC.                               Texas                 75-2245197              8062

MILESTONE HEALTHCARE, INC.                                 Delaware                75-2592398              8062

MILESTONE REHABILITATION SERVICES, INC.                      Texas                 75-2190857              5049

MILESTONE STAFFING SERVICES, INC.                            Texas                 74-2963093              7363

MILESTONE THERAPY SERVICES, INC.                             Texas                 75-2406307              5049

MNR FINANCE CORP.                                          Delaware                51-0348281              6159

MRC REHABILITATION, INC.                                    Florida                59-3357644              8049

NAPA ARDEN, LLC                                            Delaware                52-2108866              N/A

NEW MANORCARE HEALTH SERVICES, INC.                        Delaware                52-2053999              8051

PEAK REHABILITATION, INC.                                  Delaware                52-1833202              8049

PERRYSBURG PHYSICAL THERAPY, INC                             Ohio                  34-1363071              8049

PHYSICAL, OCCUPATIONAL, AND SPEECH THERAPY, INC.            Florida                59-3377552              8049

PNEUMATIC CONCRETE, INC.                                   Tennessee               62-0716951              1542

PORTFOLIO ONE, INC.                                       New Jersey               22-1604502              4953

REHABILITATION ADMINISTRATION CORPORATION                  Kentucky                61-1295825              8049

REHABILITATION ASSOCIATES, INC.                           New Jersey               22-3290567              8049

REHABILITATION SERVICES OF ROANOKE, INC.                   Virginia                54-0993013              8049

REINBOLT & BURKAM, INC.                                      Ohio                  34-1479648              8049


                                                                                                        (PRIMARY
                                                       (STATE OR OTHER                                  STANDARD
                                                       JURISDICTION OF                                  INDUSTRIAL
 (EXACT NAME OF THE CO-REGISTRANT AS SPECIFIED IN      INCORPORATION OR       (I.R.S. EMPLOYER        CLASSIFICATION
              ITS CHARTER)                              ORGANIZATION)         IDENTIFICATION NO.)      CODE NUMBER)
---------------------------------------------------    ----------------       -------------------     ---------------

RICHARDS HEALTHCARE, INC.                                    Texas                 76-0339241              8049

RIDGEVIEW MANOR, INC.                                      Michigan                38-1734212              8051

ROANOKE ARDEN, LLC                                         Delaware                52-2104706              N/A

ROLAND PARK NURSING CENTER, INC.                           Maryland                52-1890169              8051

RVA MANAGEMENT SERVICES, INC.                                Ohio                  34-1791517              8011

SAN ANTONIO ARDEN, LLC                                     Delaware                52-2106496              8059

SILVER SPRING - WHEATON NURSING HOME, INC.                 Maryland                53-0245649              8051

SILVER SPRING ARDEN, LLC                                   Delaware                52-2107728              6531

SPRINGHILL MANOR, INC.                                     Michigan                38-1890497              8051

STEWALL CORPORATION                                        Maryland                52-0798475              8051

STRATFORD MANOR, INC.                                      Virginia                52-0902020              8051

STUTEX CORP.                                                 Texas                 52-0884091              8051

SUN VALLEY MANOR, INC.                                     Michigan                38-1798425              8051

SUSQUEHANNA ARDEN LLC                                      Delaware                52-2124933              N/A

TAMPA ARDEN, LLC                                           Delaware                52-2113270              N/A

THE NIGHTINGALE NURSING HOME, INC.                       Pennsylvania              23-1719762              8051

THERAPY ASSOCIATES, INC.                                   Virginia                54-1234646              8051

THERASPORT PHYSICAL THERAPY, INC.                          Michigan                38-3324355              8049

THREE RIVERS MANOR, INC.                                   Michigan                38-2479940              8051

TOTALCARE CLINICAL LABORATORIES, INC.                      Delaware                52-1740933              8071

TUSCAWILLA ARDEN, LLC                                      Delaware                52-2092162              N/A

WALL ARDEN, LLC                                            Delaware                52-2098990              6531

WARMINSTER ARDEN LLC                                       Delaware                52-2124931              N/A

WASHTENAW HILLS MANOR, INC.                                Michigan                38-2686882              8051

WHITEHALL MANOR, INC.                                      Michigan                38-2189772              8051

WILLIAMS VILLE ARDEN, LLC                                  Delaware                52-2107735              6531


                                     GENERAL


1.     General information. Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

                     Comptroller of the Currency, Washington, D.C. The Federal Reserve Bank of Cleveland, Cleveland, Ohio Federal Deposit Insurance Corporation, Washington, D.C.

       (b)    Whether it is authorized to exercise corporate trust powers.

              National City Bank is authorized to exercise corporate trust powers.


2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe such affiliation.

              NONE

16.    List of exhibits

       (1)    A copy of the Articles of Association of the Trustee.

              Incorporated herein by reference is Charter No. 786 Merger No. 1043 the Articles of Association of National City Bank, which Articles of Association were included as a part of Exhibit 1 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File No. 2-49786).

              Incorporated herein by reference is an amendment to the Articles of Association of National City Bank, which amendment was included as a part of Exhibit 1 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in April 1996 (File No. 333-02761)

       (2) A copy of the certificate of authority of the Trustee to commence business:

              (a) a copy of the certificate of NCB National Bank to commence business.

              Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 26, 1973, whereby NCB National Bank was authorized to commence the business of banking as a National banking Association, which true copy of said Certificate was included as
              Exhibit 2(a) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786)

              (b) a copy of the approval of the merger of The National City Bank of Cleveland into NCB National Bank under the charter of NCB National Bank and under the title "National City Bank."

              Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 27, 1973, whereby the National City Bank of Cleveland was merged into NCB National Bank, which true copy of said certificate was included as Exhibit 2(b) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

       (3) A copy of the authorization of the Trustee to exercise corporate trust powers.

              Incorporated herein by reference is a true and correct copy of the certificate dated April 13, 1973 issued by the Comptroller of the Currency whereby said National City Bank has been granted the right to exercise certain trust powers, which true copy of said certificate was included as Exhibit 3 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

       (4)    A copy of existing By-Laws of the Trustee.

              Incorporated herein by reference is a true and correct copy of the National City Bank By-Laws as amended through January 1, 1993. This true copy of said By-Laws was included as Exhibit 4 to Form T-1 filing made by National City Bank with the Securities and Exchange Commission in March, 1995 (File 22-26594).

       (5)    Not applicable.

       (6)    Consent of the United States Institutional Trustee required by
              Section 321(b) of the Act.

              Attached hereto as Exhibit 6 is the Consent of the Trustee in accordance with Section 321 (b) of the Trust Indenture Act of 1939 as amended.

       (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

              Attached hereto as Exhibit 7 is the latest report of condition of National City Bank.

       (8)    Not applicable.

       (9)    Not applicable.

                                      NOTES

       IN ANSWERING ANY ITEM OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION WHICH RELATES TO MATTERS PECULIARLY WITH THE KNOWLEDGE OF THE OBLIGOR OR ANY UNDERWRITER FOR THE OBLIGOR OR ANY UNDERWRITER FOR THE OBLIGOR, THE TRUSTEE HAS RELIED UPON THE INFORMATION FURNISHED TO IT BY THE OBLIGOR AND THE UNDERWRITERS, AND THE TRUSTEE DISCLAIMS RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.

       THE ANSWER FURNISHED TO ITEM 2. OF THIS STATEMENT WILL BE AMENDED, IF NECESSARY, TO REFLECT ANY FACTS WHICH DIFFER FROM THOSE STATED AND WHICH WOULD HAVE BEEN REQUIRED TO BE STATED IF KNOWN AT THE DATE HEREOF.

                                    SIGNATURE

       Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, National City Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cleveland, and State of Ohio, on the 13th day of May, 2003.


                                                   NATIONAL CITY BANK

                                                   By: /s/  James E. Schultz
                                                      --------------------------
                                                          James E. Schultz
                                                           Vice President

                                     CONSENT

       In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, and to the extent required thereby to enable it to act as an indenture trustee, National City Bank hereby consents as of the date hereof that reports of examinations of it by the Treasury Department, the Comptroller of the Currency, the Board of Governors of the Federal Reserve Banks, the Federal Deposit Insurance Corporation or of any other Federal or State authority having the right to examine National City Bank, may be furnished by similar authorities to the Securities and Exchange Commission upon request thereon.


                                                    NATIONAL CITY BANK

                                                    By /s/  James E. Schultz
                                                      --------------------------
                                                         James E. Schultz
                                                          Vice President

                               REPORT OF CONDITION
                               NATIONAL CITY BANK
                  (Including Domestic and Foreign Subsidiaries)
        In the State of Ohio, at the close of business on March 31, 2003


                                                    ASSETS
                                                    ------
                                                                                                 (In Thousands)
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin .........................................   $ 1,812,822
     Interest-bearing balances ..................................................................           850
Securities:
     Held-to-maturity securities ................................................................             0
     Available-for-sale securities ..............................................................     3,201,047
Federal funds sold and securities purchased under agreements to resell ..........................       410,825
               Federal funds sold in domestic offices
               Securities purchased under agreements to resell ..................................       299,190
Loans and lease financing receivables:
     Loans and leases held for sale .............................................................        14,940
     Loans and leases, net of unearned income ............................      $34,807,835
     Less:  Allowance for loan and lease losses ..........................          562,179
     Loans and leases, net of unearned  income and allowance ....................................    34,245,656
Assets held in trading accounts .................................................................       308,593
Premises and fixed assets (including capitalized leases) ........................................       415,909
Other real estate owned .........................................................................         7,863
Investments in unconsolidated subsidiaries and associated companies .............................             0
Customers' liability to this bank on acceptances outstanding ....................................        22,398
Intangible assets ...............................................................................       106,363
Other assets ....................................................................................     2,961,599
                                                                                                    -----------
  TOTAL ASSETS ..................................................................................   $43,808,055
                                                                                                    ===========

                                                  LIABILITIES
                                                  -----------
Deposits:
     In domestic offices ........................................................................   $22,350,796
          Non-interest bearing ..........................................       $ 4,688,998
          Interest-bearing ..............................................        17,661,798
     In foreign offices, Edge and Agreement subsidiaries, and IBFs ..............................     1,076,854
          Interest-bearing ..............................................         1,076,854
Federal funds purchased and securities sold under agreements to repurchase:
    Federal funds purchased in domestic offices .................................................     4,841,198
    Securities sold under agreements to repurchase ..............................................     1,292,747
Demand notes issued to the U.S. Treasury ........................................................             0
Trading Liabilities .............................................................................        10,056
Other borrowed money ............................................................................     7,578,639
Bank's liability on acceptances executed and outstanding ........................................        22,398
Subordinated notes and debentures ...............................................................     1,357,159
Other liabilities ...............................................................................     2,267,106
                                                                                                    -----------
     TOTAL LIABILITIES ..........................................................................    40,796,953
                                                                                                    -----------

                                                 EQUITY CAPITAL
                                                 --------------
Common Stock ....................................................................................         7,311
Surplus .........................................................................................       588,618
Retained Earnings ...............................................................................     2,442,029
Accumulated other comprehensive income ..........................................................       (26,856)
                                                                                                    -----------
     TOTAL EQUITY CAPITAL .......................................................................     3,011,102
                                                                                                    -----------
     TOTAL LIABILITIES AND EQUITY CAPITAL .......................................................   $43,808,055
                                                                                                    ===========

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